UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 1, 2013
 Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5555 N. E. Moore Court
Hillsboro, Oregon 97124-6421
(Address of principal executive offices, including zip code)
(503) 268-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lattice Semiconductor Corporation 2013 Incentive Plan
On May 1, 2013, the stockholders of Lattice Semiconductor Corporation (the “Company”) approved the Lattice Semiconductor Corporation 2013 Incentive Plan (the “2013 Plan”) at the annual meeting of stockholders (the “Annual Meeting”). The 2013 Plan was previously approved by the Board, upon recommendation by the Compensation Committee (the “Committee”), subject to stockholder approval at the Annual Meeting.
The 2013 Plan authorizes the issuance of up to 3,640,000 shares of the Company’s common stock. In addition, up to approximately 2,927,647 shares that were previously available for issuance under the 1996 Stock Incentive Plan (the “Prior Plan”) will cease to be available for issuance under the Prior Plan and will instead become available for issuance under the 2013 Plan. Shares subject to awards outstanding under the Prior Plan may also become available for issuance under the 2013 Plan in the future to the extent that those shares cease to be subject to awards (such as by expiration, cancellation or forfeiture of the awards) on or after May 1, 2013. The maximum number of shares that may be issued under the 2013 Plan is 12,339,550 shares, including shares that may become available from the Prior Plan. Unless sooner terminated by the Board or the Committee, the 2013 Plan will terminate on May 1, 2023.
The Committee will administer the 2013 Plan. Under the terms of the 2013 Plan, the Committee has the authority to, among other things, select eligible individuals to whom awards are granted, determine the types of awards to be granted and the number of shares of the Company’s common stock subject to each award, determine the terms, conditions and provisions of such awards, interpret and administer the 2013 Plan and any instrument evidencing an award, notice or agreement executed or entered into under the 2013 Plan, and make any other determination and take any other action that the Committee deems necessary or desirable for administration of the 2013 Plan.
Awards may be granted under the 2013 Plan to employees, officers and directors, as well as advisors, independent contractors and other service providers of the Company and its affiliates as selected by the Committee. Under the 2013 Plan, the Committee may grant incentive and nonqualified stock options, stock appreciation rights, stock awards, restricted stock award, restricted stock units, performance shares, performance units and other stock or cash-based awards.
A detailed summary of the 2013 Plan can be found on pages 13-18 of the Company’s definitive Proxy Statement on Schedule 14A filed on March 18, 2013, which description is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2013 Plan, which was attached as Appendix B to such definitive Proxy Statement and is incorporated herein by reference.
Lattice Semiconductor Corporation Amended 2011 Non-Employee Director Equity Incentive Plan
On May 1, 2013, the stockholders of the Company also approved the Lattice Semiconductor Corporation amended 2011 Non-Employee Director Equity Incentive Plan (the “Amended Director Plan”) at the Annual Meeting. The Amended Director Plan was previously approved by the Board, upon recommendation by the Committee, subject to stockholder approval at the Annual Meeting.
The 2011 Non-Employee Director Equity Incentive Plan was amended to increase by 360,000 (from 750,000 shares to 1,110,000 shares) the number of shares of common stock available for issuance under the Amended Director Plan. Unless sooner terminated by the Board or the Committee, the 2013 Plan will terminate on May 1, 2023.
A detailed summary of the Amended Director Plan can be found on pages 10-12 of the Company’s definitive Proxy Statement on Schedule 14A filed on March 18, 2013, which description is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Director Plan, which was attached as Appendix A to such definitive Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of Lattice Semiconductor Corporation (the "Company") was held on Wednesday, May 1, 2013, in Hillsboro, Oregon. Stockholders representing 110,260,847 shares, or 95.5% of the outstanding shares as of the March 8, 2013 record date, were present in person or were represented at the meeting by proxy. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.
Proposal 1: Election of Directors

On February 5, 2013, the board of directors unanimously approved a proposal to reduce the number of directors serving on the board of directors from eight to seven effective immediately prior to the Company’s 2013 Annual Meeting. Each of the seven nominees for director was elected, and the voting results are set forth below:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Darin G. Billerbeck	102,452,990	115,355	13,704	7,678,798
Patrick S. Jones	102,379,671	153,859	48,519	7,678,798
Robin A. Abrams	97,996,317	452,788	4,132,944	7,678,798
John Bourgoin	102,439,420	82,814	59,815	7,678,798
Balaji Krishnamurthy	102,432,803	109,104	40,142	7,678,798
Gerhard H. Parker	102,402,222	138,985	40,842	7,678,798
Hans Schwarz	102,443,656	95,401	42,992	7,678,798

Proposal 2: Approval of the amended Lattice Semiconductor Corporation 2011 Non-Employee Directors Equity Incentive Plan

The proposal to approve the Lattice Semiconductor Corporation 2011 Non-Employee Directors Equity Incentive Plan was approved, and the voting results are set forth below:

For	Withheld	Abstain	Broker Non-Votes
99,985,645	2,575,234	21,170	7,678,798

Proposal 3: Approval of the Lattice Semiconductor Corporation 2013 Incentive Plan

The proposal to approve the Lattice Semiconductor Corporation 2013 Incentive Plan was approved, and the voting results are set forth below:

For	Withheld	Abstain	Broker Non-Votes
99,163,584	3,393,445	25,020	7,678,798

Proposal 4: Advisory Approval of Named Executive Officer Compensation

The proposal to approve, as an advisory vote, the compensation of the Company's named executive officers was approved, and the voting results are set forth below:

For	Withheld	Abstain	Broker Non-Votes
101,977,669	571,862	32,518	7,678,798

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of KPMG LLP was approved, and the voting results are set forth below:

For	Withheld	Abstain	Broker Non-Votes
110,001,569	223,246	36,032	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: May 6, 2013	By:	/s/ Byron W. Milstead
Byron W. Milstead Corporate Vice President and General Counsel